                                                                    EXHIBIT 99.3


                               Schedule 1.01(a)


The Section 363 Assigned Assets shall include, without limitation, all of the following:

1. Cash and investments and similar accounts and the contents thereof (other than the Cash Proceeds of $3,585,049).

2.   Lockbox accounts.

3. Accounts receivable, trade receivable and similar rights, including intercompany receivables.

4.   Notes and other receivable and similar rights.

5.   Prepaid assets and credits.

6. Property, plant and equipment, including without limitation, assets used by Retained Employees, equipment, machinery, computer hardware and software and related items, furniture, fixtures, telecommunications equipment.

7.   Books and records.

8.   Customer lists.

9.   Internet and intranet websites, including all data, code and content.

10.  Telephone numbers.

11.  Stock of all subsidiaries other than those excluded on Schedule 1.02.

12.  Causes of action in favor of Seller or the Business.

13.  Permits.

14. Guarantees, warranties, indemnities and similar rights in favor of the Seller or the Business.

15.  Intellectual property, goodwill and other intangible assets.

16.  General intangibles.

                               Schedule 1.01(b)
                          Section 365 Assumed Rights



IBM CORPORATION                        Advertising                  $    10,000
SUPPLY CHAIN CONFERENCE
3200 WINDY HILL ROAD, MSWG16B
ATLANTA, GA  30339


IBM SERVER MARKETING COMMUNICATION     Advertising                  $  190,000
LYNDA NICKELSEN
ROUTE 100, BUILDING 4
SOMERS, NY  10589


IBM CORPORATION - BC5                  Lease                        $  103,982
P.O. BOX 91222
CHICAGO, IL 60693


GARTNER GROUP                          Analyst                      $  170,750
P.O. BOX 911319
DALLAS, TX  75391


FORT KNOX ESCROW SERVICE INC           Escrow Service               $    9,130
2100 NORCROSS PARKWAY
SUITE 150
NORCROSS, GA  30071


NETWORK ASSOCIATES, INC.               Lease                        $    2,046
135 S. LASALLE
DEPT. 1729
CHICAGO, IL  60674


NETWORK ASSOC FINANCIAL SVC            Lease                        $      231
PROCESSING CENTER
21886 NETWORK PLACE
CHICAGO, IL  60673


PITNEY BOWES INC.                      Lease                        $    3,426
FACSIMILE DIVISION
P.O. BOX 85210
LOUISVILLE, KY  402855210

LPI SOFTWARE FUNDING GROUP             Lease                        $   50,052
P.O. BOX 797
SOUTHEASTERN, PA  193990797
NEWCOURT FINANCIAL                     Lease                        $      158
AT&T CAPITAL LEASING
P.O. BOX 93000
CHICAGO, IL  60673

MAVERICK TECHNOLOGY SOLUTIONS          Distribution Service         $    5,790
1345 LAKESIDE DRIVE
ROMEOVILLE, IL  60446


STEELCASE FINANCIAL SERV INC.          Lease                        $   24,947
P.O. BOX 91200
CHICAGO, IL  60693


RECALL CHICAGO                         Offsite Storage-Tapes        $    4,058
P.O. BOX 101370
ATLANTA, GA  303921370


CYBORG SYSTEMS, INC.                   Payroll System               $    6,372
P.O. BOX 6197
CHICAGO, IL  60680


FRANCOTYP-POSTALIA, INC.               Shipping Service/freight     $      234
P.O. BOX 4272
CAROL STREAM, IL  60197


FRANCOTYP-POSTALIA, INC.               Shipping Service/freight     $      799
1980 UNIVERSITY LANE
LISLE, IL  60532
UNITED PARCEL SERVICE                  Shipping Service/freight     $       14
P.O. BOX 630016
DALLAS, TX  630016


UNITED PARCEL SERVICE                  Shipping Service/freight     $       23
P.O. BOX 505820
THE LAKES, NV  88905


UNITED PARCEL SERVICE                  Shipping Service/freight     $      191
P.O. BOX 4980
HAGERSTOWN, MD  217474980

UNITED PARCEL SERVICE                  Shipping Service/freight     $   10,964
P.O. BOX 505820
THE LAKES, NV  88905


UNITED PARCEL SERVICE                  Shipping Service/freight     $   26,627
P.O. BOX 660586
DALLAS, TX  75266


UPS CUSTOMHOUSE BROKERAGE              Shipping Service/freight     $    7,294
P.O. BOX 34486
LOUISVILLE, KY  40232

ADAYTUM SOFTWARE                  Software Supplier                 $    5,917
2051 KILLEBREW DRIVE
SUITE 400
MINNEAPOLIS, MN  55425


KPMG LLP                          Sub contractor                    $   52,200
ATTN:  CHERYL LAMAR
303 EAST WACKER DRIVE
CHICAGO, IL  60601

EQUANT NETWORK SERVICES, INC.     Telephone Provider                $  224,414
DEPT. AT49928
ATLANTA, GA  31192


MCI TELECOMMUNICATIONS            Telephone Provider                $     -844
P.O. BOX 70699
CHICAGO, IL  606730699


MCI WESTERN UNION INTERNATL       Telephone Provider                $    4,738
P.O. BOX 60000, FILE #42144
SAN FRANCISCO, CA  941602144


MCI WORLDCOM EQUIPMENT            Telephone Provider                $      118
901 STEWART AVENUE
GARDEN CITY, NY  11530


INT'L.COM                         Translation                       $   32,154
ATTN: ACCOUNTS RECEIVABLE
P.O. BOX 9437
BOSTON, MA  2209


CURTY PAYEN                       Client Settlement/ licensee       $   24,000
FEDERAL-MOGUL SEALING SYSTEMS
ATTN.: PIERRE MARIE- PICARD
25 RUE ARRESTED BRAINED
69800 PRIEST
FRANCE

ACTIS                             Partners                          $  132,045
KURFURSTENDAMM 119
BERLIN, GERMANY, 10711

ORACLE                            Application Specific Sublicense   $  108,453
500 ORACLE PARKWAY
REDWOOD SHORES, CA  94065

ORACLE CORPORATION                Intern training                   $  132,251
P.O. BOX 71028
CHICAGO, IL  606941028

PROTOVIEW DEVELOPMENT CORP.             License Agreement            $    4,750
2540 ROUTE 130
CRANBURY, NEW JERSEY  08512


TOTAL SOLUTIONS GROUP                   Partner Agreement            $  150,400
1101 E. 78TH STREET, SUITE 100
BLOOMINGTON, MN 55432
612-831-8320


CONNECTICUT GENERAL LIFE                Insurance provider
INSURANCE COMPANY
P.O. BOX 93024
CHICAGO,, IL  60673


METROPOLITAN LIFE INSURANCE CO          Insurance provider
DEPARTMENT CH 10579
PALATINE, IL  60055-0579


AGREX KK                                Affiliate Agreement
ODAKYU NISHISHINJUKU BLDG.
5F, 47-1 HATSUDAI - 1 CHOME
SHIBUYA-KU
TOKYO
JAPAN
151-0061


APPLICOM SYSTEMS (postal address)       Affiliate Agreement
P.O. BOX 2016
HERZELIYA
ISRAEL
46120



APPLICOM SYSTEMS, LTD.                  Affiliate Agreement
MERKAZIM BUILDING 2001
39, HAGALIM BLVD
HERZELIYA
ISRAEL
46725


COMPUTER SYSTEMS LTD                    Affiliate Agreement
COLUMBO
SRI LANKA 2
CSK NETWORK SYSTEMS CORP.               Affiliate Agreement
SHINJUKU SUMITOMO BLDG, 16TH FLOOR
2-6-1 NISHI-SHINJUKU
SHINJUKU-KU
TOKYO, JAPAN
163-0216

ENTERPRISE-WIDE SOLUTIONS               Affiliate Agreement
12/F L TOWER
444 EDSA GUADALUPE VIEJO
MAKATI CITY
PHILIPPINES


HITACHI INFORMATION SYSTEM LTD          Affiliate Agreement
16-3 DOGENZAKA
1 CHOME
SHIBUYA-KU
TOKYO
JAPAN
150-8540


IBM JAPAN                               Affiliate Agreement
19-21
NIHONBASHI HAKOZAKI-CHO CHUO-KU
TOKYO
JAPAN
103-8510


INES                                    Affiliate Agreement
3-9-2 USHIKUBO
TAKATSU-KU
YOKOHAMA-SHI
KANAGAWA
JAPAN
224 8507


KUNMING JIN DING WEISITING              Affiliate Agreement
INFORMATION TECHNOLOGY CO LTD
KINMING HIGH AND NEW TECH ZONE
GUANG MING PC TOWN F-305
KUNMING PRC
CHINA
650011


MITSUI KNOWLEDGE INDUSTRY CO., LTD.     Affiliate Agreement
7-14 HIGASHINAKANO
2-CHOME
NAKANO-KU
TOKYO
JAPAN
164-8555


NIPPON OFFICE SYSTEMS LTD.              Affiliate Agreement
URBANNET GOTANDA NN BLDG
3-7-10 NISHIGOTANDA
SHINAGAWA -KU
TOKYO
JAPAN
141-0031

PRASETIO STRATEGIC CONSULTING           Affiliate Agreement
WISMA 46 KOTA BNI
LEVELS 25-28
JL.JEND. SUDIRMAN KAV.1
JARKARTA, INDONESIA
10220


P.T.  PERKOM INDAH MURNI                Affiliate Agreement
MID PLAZA 2, 19TH FLOOR
J1 JENDRAL SUDIRIMAN KAV. 10-11
JAKARTA
INDONESIA
10220


P.T. INTIKOM BERLAIN MUSTIKA            Affiliate Agreement
BCA BUILDING, 7TH FLOOR
J1 MATRAMAN RAYA 14-16
JAKARTA
INDONESIA
13140


PRO-SOFT CO., LTD                       Affiliate Agreement
468 RATCHADAPISEK ROAD
SAMSAEN NOK HUAY KWANG
BANGKOK
THAILAND
10320


PT MITRA INTEGRASI INFORATIKA           Affiliate Agreement
WISMA METROPOLITAN 1 16TH FLOOR
JLN JEND SUDIRMAN KAV 29-31
JAKARTA
INDONESIA
12920


TATO CO. LTD                            Affiliate Agreement
7FKOJIMACHI-NAKATA BLDG, 5-3
KOJI-MACHI
CHIYODA-KU
TOKYO
JAPAN


ARBOUR GROUP                            Vendor Product Finder's Fee Agreement
500 WEST MONROE STREET
CHICAGO, IL  60661

CORVU AUSTRALASIA PTY LTD               Software Partner /BPCS value-add
LEVEL 4
1 JAMES PLACE
NORTH SYDNEY NSW 2060
AUSTRALIA


CORVU NORTH AMERICA, INC.               Partner
3400 WEST 66TH STREET
SUITE 445
EDINA, MN 55435


GLOBAL TRADE PARTNER LTD                Cooperative Marketing Agreement
THE OLD BREWHOUSE,
LOWER CHARLTON TRADING ESTATE,
SHEPTON MALLET,
SOMERSET
BA4 5QE
ENGLAND


ISM                                     Alliance Software Agreement                  $  37,712
INTERNATIONAL SOFTWARE MARKETING LTD,
1 AMBERLEY COURT,
WHITWORTH RD,
COUNTY OAK,
CRAWLEY,
WEST SUSSEX
RH11 7XL
ENGLAND

LOGICAL                                 Hardware Partner
1750 S. TELEGRAPH RD.
BLOOMFIELD HILLS, MI 48302
248-380-2181

OMTOOL                                  Omtool Reseller Agreement
8 INDUSTRIAL WAY
SALEM, NH  03079


OPTIO SOFTWARE                          Cooperative Marketing Agreement
4800 RIVER GREEN PARKWAY
DULUTH, GA  30096


SAI                                     Cooperative Marketing Agreement
Marketing Agreement
SOFTWARE ARCHITECTS INTERNATIONAL
SAI HOUSE
THE NATIONAL TECHNOLOGICAL PARK
LIMERICK
IRELAND

SYNQUEST INC.                           Distributor Agreement
3500 PARKWAY LANE
SUITE 555
NORCROSS, GA  30092

TAYLOR MANUFACTURING SYSTEMS            Cooperative Marketing Agreement
5255 TRIANGLE PARKWAY  #500
NORCROSS, GA  30092


TRADEPAQ CORPORATION                    Cooperative Marketing Agreement  $ 9,000
KENT HOUSE, 1ST FLOOR, STE. 1
41, EAST STREET
BROMLEY
KENT
BR1 1QQ


TRILOGY                                 Reseller Agreement
6034 WEST COURTYARD DRIVE
AUSTIN, TX  78730

2B CONSULTING                           Affiliate Agreement
PLACE FRANCOIS MITTERAND
01 TOUR CREDIT LYONNAIS
EURALILLIE, FRANCE
EURALILLIE
FRANCE
F-59777

ACSIOR, LTD.                            Affiliate Agreement
8B, CHRISTO GEORGIEV
1504 SOFIA
SOFIA
BULGARIA



ACTION INFORMATIQUE                     Affiliate Agreement
29 RUE MOULAY MOHAMED EL BAAMRANI
EX RUE DE LA SOMME
CASABLANCA
MOROCCO
21000

ARMADA, INC.                            Affiliate Agreement
BULDING 5, 1ST FLOOR
HARROWDENE OFFICE PARK
WESTERN SERVICE ROAD
WOODMEAD, JOHANNESBURG
SOUTH AFRICA
2157



AIMTEC A.S.                             Affiliate Agreement
HALKOVA 32
PLZEN
CZECH REPUBLIC
30122

APS                                          Affiliate Agreement
DUBRAVSKA CESTA 2
BRATISLAVA
SLOVAK REPUBLIC
84105

ARABIAN COMPUTER PROJECTS LTD.               Affiliate Agreement
P.O. BOX 87068
RIYADH
SAUDIA ARABIA
11642

B & M, LTD.                                  Affiliate Agreement
BAGDAT CADDESI MURUVET APT. 497-78
SUADIYE-KADIKOY
ISTANBUL
TURKEY
81110

BILTAS A.S.                                  Affiliate Agreement
DR. MUSTAFABEY CAD
BERKL. APT. 1/1
IZMIR
TURKEY

BRUMA SRL                                    Affiliate Agreement
VIA 9 LAZZARONI 4
MILAN
ITALY
20121

BSA A.S.                                     Affiliate Agreement
MARAKOVA 8
160 00 PRAHA 6
PRAHA 6
CZECH REPUBLIC

CONSORT CONSULTING                           Affiliate Agreement
159, AVENUE CHARLES DEGAULLE
92200 NEUILLY SUR SEINE
FRANCE

CSS INDUSTRIAL APPLICATIONS                  Affiliate Agreement
BOULEVARD PAEPSEM
PAEPSEMLAAN 11
BRUSSELS
BELGIUM
B-1070



DIS S.A.                                     Affiliate Agreement
208 EGNATIAS STREET
THESSALONIKI
GREECE
GR 546 39

ENIAC ERP SERVICES                           Affiliate Agreement
UTRECHTSEWEG 340
P.O. BOX 123
DE BILT
NETHERLANDS
3730AC

ENTERPRISE SOLUTIONS                         Affiliate Agreement
FIRST FLOOR HANNAN CENTRE
55 DACHS BLOCK 7&8
MAIN SHAREA FAISAL
KARACHI
PAKISTAN

FOCAL SYSTEMS PTY., LTD.                     Affiliate Agreement
643 MURRAY STREET, 1ST FLOOR
WEST PERTH
AUSTRALIA
WA 6005

IBM GLOBAL SERVICES INDIA PVT LTD            Affiliate Agreement
MIDAS, GR FLR.
SAHAR PLAZA COMPLES
MV ROAD, ANDHERI (EAST)
MUMBAI
INDIA
400 059

ITS INTERNATIONAL                             Affiliate Agreement
ROOM 310
LEONTIEVSKY PER, 10
MOSCOW
RUSSIA
103009

KONCAR-POSLOVNA INFORMATICA  DD              Affiliate Agreement
FALLEROVO SETALISTE 22
HR - 10 000
ZAGREB, CROATIA
MCC INTER-CONSULT                             Affiliate Agreement
P.O. BOX 23094
SAFAT
KUWAIT
13091


MFI                                            Affiliate Agreement
1 AVENUE GEORGES POMPIDOU
LE CHALLENGER
LYON
FRANCE
F-69003

MHT                                            Affiliate Agreement
VIA ROMA, 4D
LANCENIGO TV
ITALY
31020

OY INTERNATIONAL BUS. MACH.                    Affiliate Agreement
P.O. BOX 265
HELSINKI
FINLAND
00101

P T BARUNA HARUM GEMILANG                      Affiliate Agreement
JL KESEHATAN RAYA NO 7-7A
MALMO
SWEDEN

SIS DATENVERARBEITUNG GmbH                     Affiliate Agreement
HOFZEILE 24
VIENNA
A-1190
AUSTRIA

SZINTEZIS COMPUTER RENDSZERHAZ KFT (hq)   Affiliate Agreement
9024 GYOR
TIHANYI ARPAD UT 2
GYOR
HUNGARY

WM DATA A/S                               Affiliate Agreement
SVOVEL STIKKA 1
P.O. BOX 6432
ETTERSTAD
OSLO
NORWAY
N-0605

DCS                                       Partners
VICTORIA HOUSE
LAWNSWOOD BUSINESS PARK
REDVERS CLOSE
LEEDS
LS16 6QY
UK

SRC E-COMMERCE BV                         Sub contractor              $  12,000
NIEUWE STEEN 2D
POSTBUS 417,1620
AK HOORN,


SUMITOMO FUDONSAN KK
7F, NICHIREI-HIGASHIGINZA BD.             Rental property
6-19-20, TSUKIJI, CHUO-KU
TOKYO, JAPAN
104

OLIVER ALLEN CORPORATION                  Lease                       $   13,799
801 LARKSPUR LANDING CIRCLE
LARKSPUR, CA  94939



SIEMENS BUSINESS COMMUNICATION            Lease #629-0000845-000      $   14,010
C/O SIEMENS CREDIT CORPORATION
ON991 U.S. HIGHWAY 22, SUITE 300
BRIDGEWATER, NJ  88072956

All professional service agreements and all software license agreements except agreements with (a) any client whose agreement is related to the litigation listed in Schedule 3.11; and (b) the following parties:


ABBOTT LABORATORIES
ACER PERIPHERALS, INC.
ADCOCK INGRAM LIMITED
ADWEST GROUP PLC
AIR PRODUCTS AND CHEMICALS, INC.
ALBERT TROSTEL & SONS COMPANY
AMATI-DENAK
ASTEC INTERNATIONAL
AVENOR, INC.
AVENOR, INC. - WHITE PAPER DIVISION
BELL SPORTS
BRITISH AMERICAN TOBACCO CO LTD.
BURNS PHILP FOOD, INC.
CANANDAIGUIA WINE COMPANY, INC.
CEPA SA
CERAMITA SA
CHARLES INDUSTRIES
CHINA FIRST AUTOMOTIVE
CLOROX SERVICES COMPANY
COOPERS & LYBRAND LLP (AVON)
CORESA SA
CROMPTON & KNOWLES CORP
DENTSPLY INTERNATIONAL
DP FITNESS (DIVERSIFIED PROD.)
EAST ASIATIC COMPANY LTD
EATON CORPORATION
EBEL (ORGANIZACION EBEL INT'L) COLUMBIA
ELGINKAN HOLDING AS
ER WAGNER MANUFACTURING CO.
FARMA CENTRAL SA (FARMA ANDINA SA)
FONDA GROUP, INC.
GENCOR INDUSTRIES, INC.
GODREJ-GE APPLIANCES LTD.
GOLDKIST, INC.
GRIVAL/GRIFOS Y VALVULAS SA
HAFELE UK LIMITED
HARVESTIME LTD (DCS)
HAYNES INTERNATIONAL INC.
HEWLETT-PACKARD COMPANY
ICI AMERICAS, INC.
IMPERIAL CHEMICAL INDUSTRIES (ICI)
INGENIERIA GASTRONOMICA
INTERNATIONAL BEVERAGE MGMT CORP. (BAESA)
INTERNATIONAL ENVELOPE
ITT FLUID TECHNOLOGY CORP.
KENDALL COMPANY
KENWOOD CORPORATION
KRUEGER INTERNATIONAL INC.
LABORATORIOS CALIFORNIA
LABORATORIOS ROWE
LLOREDA GRASAS SA
LOZIER CORPORATION
LYNDALE FOODS LIMITED

MARIETTA CORPORATION
MANCESA SA (Manufacturas de Ceramica)
MURPHY FARMS, INC.
NAE
NEWARK ELECTRONICS
NYPRO INC.
OCCIDENTAL CHEMICAL CORPORATION
ORGANIZATION CORONA
PABIANUCKIE ZAKLADY FARMACEUTY
POLAR CORPORATION
PORTMEIRON POTTERIES LTD
QUAKER FABRIC CORPORATION OF FALL RIVER
QUIMCA COMERCIAL ANDINA SA & DISTRIBUDORA ANDINA SA
RANDELL MANUFACTURING, INC.
ROEMMERS SAICF
ROFINA SA
ROLEC
SC JOHNSON & SON INC.
SEALED AIR
SWARZEDZKIMI FABRYKAMI BEBLI SA (SFM)
SHOP VAC CORPORATION
STANDARD PRODUCTS COMPANY
STORK SCREENS AMERICA INC.
SUMICOL
SUMINISTROS DE COLOMBIA SA
SUNRISE MEDICAL INC.
THORLO, INC.
UWAJIMAYA, INC.
WHITTMAN-HART, INC.
WINDFALL PRODUCTS, INC.
ARAGONESAS AGRO SA
CZEWO DATA GmbH
DESEILLES TEXTILES
DOYEN
LIBELTEX
JOUAN
KERKSTOEL
KONG WAH HOLDINGS LTD.
MECCANO
MEERSEEN PAPIER
OGIHARA EUROPE, LTD.
SPL TECHNOLOGY

     ABBOTT ARGENTINA (PS)
     AKAPOL SA
     ALBAYDA S.A.
     ALLERGAN ARGENTINA
     ALLERGAN LOA S.A. (PS)
     AMP ARGENTINA (PS)
     AMP RAYCHEM
     ASYTEC SISTEMAS
     ASYTECSISTEMAS SRL (PS)
     AURORA (PS)
     BAESA ARGENTINA (PS)

BGH S.A.
BOEHRINGER INGELHEIM S.A. - ARGENTINA
BRISTOL MYERS SQUIBB ARGENTINA S.A.
BUENOS AIRES EMBOTELLAD-BAESA
BULL SACI - ARGENTINA
BYK LIPRANDI
C.E.P.A.SA
CALF
CALSA
CARDED DNS S.A.
CASA ISENBECK
CELULOSA ARGENTINA S.A. (PS)
CERAMICA ZANON S.A.C.I. E-10
CERAMICA ZANON S.A.C.I. E-35
CETCO YANBAL ARGENTINA (PS)
CIBA ESPECIALIDADES QUIMICAS S.A.
CIBA GEIGY ARGENTINA  S.A.
CIGARRERA BIGOTT ARG. (P/S)
CLOROX ARGENTINA
CORESA (ARGENTINA)
DELLA PENA SAN LUIS S.A.(PS)
DIAL ARGENTINA
DIAL CORPORATION ARGENTINA
DISTRIB. DE GAS PAMPEANA
DOMINION NONWOVENS SUDAMERICA
ELECTRODOMESTICOS AURORA
ELI LILLY ARGENTINA
ELVETIUM S.A.
ESTUDIO MENDOZA
FAPLAC SA (HIERROMAT) (PS)
FAPLAC SA F-10 HIERROMAT
FARLOC ARGENTINA S.A.
FERRERO - ARGENTINA (P/S)
FERRO ENAMEL - ARGENTINA
FIPLASTO
FIPLASTO S.A.
FRENOS VARGA ARGENTINA SA
GADOR PS
GBM ARGENTINA (PS)
GEORGALOS HNOS S.A.I.C.A.
GEORGALOS HNOS. PS
GIVAUDAN ROURE (PS)
GLAXO WELLCOME S.A. - ARGENTINA
NEUMATICOS GOODYEAR S.R.L.
GROUPE SCHNEIDER ARG
GRUNENTHAL ARGENTINA
GRUNENTHAL PERUANA ARGENT. PS
GUIVAUDAN ROURE
HEWLETT PACKARD ARGENTINA
HEWLETT PACKARD ARGENTINA
HIERROMAT CORDOBA
HIERROMAT F 04
HIERROMAT MENDOZA
HIERROMAT S.A.
HIERROMAT VICENTE LOPEZ
HILOS CADENA S.A.

HOECHST ARGENTINA S.A.
HOECHST VENEZUELA ARGENT.(PS)
HOSPITAL ITALIANO
IBM ARGENTINA S.A.
IBM CELULOSA (PS)
IBM PARAGUAY
IBM TERRABUSI
ICI INTEC ARG. PS
INDECO H MINOLI SACI
INDUSTRIAS LEAR DE ARGENTINA
INFORMIX
INGENIERIA GASTRONOMICA
INSPECTORATE
INSTITUTO MASSONE
INSTITUTO SIDUS ICSA
JOHNSON & JOHNSON DE ARGENTINA S.A.C.E.I.
KASDORF
KEYSTONE DO BRAZIL (ARGENTINA)
LA PREVISION (IBM)
LA PREVISON COOPERATIVA
LABORATORIOS COLUMBIA SA DE CV
LABORATORIOS DR GADOR Y CIA
LABORATORIOS RICHET (ARG)
LABORATORIOS RICHET PS
LABORATORIOS RICHMOND
LABORATORIOS ROWE-R.DOMINICANA
LITORAL GAS SA
LONGVIE S.A.
MANFACTURAS DE MOTORES ARGENT
MASSUH SA
MERCANTIL ANDINA
MERCK QUIMICA ARGENTINA S.A.I.
MIRGOR S.A.
MIRGOR SA PS
MUSIMUNDO S.A.
MUSIMUNDO S.A. D-20
NABISCO TERRABUSSI
NEWSAN
NEW-SAN S.A.
NIDERA  PTA V TUERTO
NIDERA PTA VALENTIN ALSINA
NIDERA SISTEMAS
NOBLEZA PICCARDO
NOVARTIS ARGENTINA S.A.
OCCIDENTAL CHILE ARGENTINA(PS)
ORGANON (PS)
ORGANON ARGENTINA S.A.
PARMALAT ARGENTINA S.A.
PARMALAT URUGUAY
PARMALAT VENEZUELA
PHARMACIA AND UPJOHN S.A. - ARGENTINA
PHILCO USHUAIA S.A. (PS)
PRODUCTOS ROCHE
PRODUCTOS ROCHE SAQEL ARG.(PS)
RASIC HNOS S.A
RAYMOND ROY S.A

RECKITT & COLMAN ARGENTINA S.A.
REYNOLDS LATOS DE ALUMINIO ARGENTINA S.A.
ROBERT BOSCH ARGENTINA SA
ROBERT BOSCH S.A.
ROEMMERS - ARGENTINA
ROEMMERS - URUGUAY
ROFINA S.A.
S.C.JOHNSON ARGENTINA
SCAVONE HNOS SA
SIRTI
SOL Y ORO S.A.I.C.F.E.I
SONY ARGENTINA S.A.
SWIFT ARMOUR SA
SYSWARE S.A.
TDI SA
TELSYS SA
TERRABUSI S.A. & ESTABLECIMINETOS MODELO TERRABUSI S.A.I.C.
TFL ARGENTINA
TOP & BEST S.A.
TRANSOT S.A.
TTI
UNIFARMA
UNIFARMA S.A.
UNION CARBIDE ARGENTINA SAICS
UNION CARBIDE S.A.
VAN LEER-ARGENTINA
VCC ARGENTINA (PS)
VIALORENZ S.A.
VIDEO CABLE COMUNICACION (VCC)
VILMAX S.A.
Y.P.F. S.A.
ZANON(IBM) (PS)
ACEROS REVESTIDOS S.A.
AGFA GEVAERT - ARGENTINA
ALCATEL-IND. AGENTINAS DE TELE
ARAGONE POR MAYOR, S.A.
ASER S.A.
BAHCO SUDAMERICANA S.A.C.I.
BIOGENESIS S.A.
BRASSOVORA S.A.
BRUGAL Y CIA.
BUROTTO Y ASOC S.R.L.
BYK LIPRANDI
CARTELCO S.A.
CELULOSA ARGENTINA S.A
CERAMICA SAN LORENZO
CERAMICA SAN LORENZO-SITE 2
COLORIN SA
COMPUTEC SISTEMAS
COMPUTEC SISTEMAS S.A.
CREDOMATIC
CYANAMID DE ARGENTINA, S.A.
EL GATO NEGRO S.A. DE C.V.
ESSEN S.A.
FUNDACION UNIVERSIDAD BELGRANO

HIERROMAT SA F10
ICI ARGENTINA
INDUSTRIAS EUREKA S.A
IPAKO INDUST. PETROQUIM. ARGEN
LAB PROMECO              (ARG)
LAMINFER
LEDESMA S.A (DEPFLE)
MOORE COMMERCIAL S.A. DE C.V
NOBLEZA-PICCARDO SAICYF (BAT)
NOBLEZA-PICCARDO SAICYF (BAT)
PFIZER - ARGENTINA
PITTSBURGH S.A.C.I.F.I.
RHODIA ARGENTINA QUIMICA Y TEX
SOPORTE DE SISTEMAS
SULLAIR ARGENTINA
SURREY
TURNER Y CIA.

                                 Schedule 1.02
                                Excluded Assets

1.    Any subsidiary or branch office not listed below:

                                               Jurisdiction           % owned
Entity                                         Incorporation          SSA, Inc.         Status
------                                         -------------          --------          ------
North America
SSA Canada Corporation                         Canada                 100%              Active
System Software Japan Corporation              Delaware               100%              Active
System Software Pacific Rim Corporation        Delaware               100%              Active
    - System Software Associates Japan, LLC    Delaware               100%              Active

Europe
System Software Associates Limited             England                100%              Active
  -SSA Limited                                 England                100%              Inactive
SSA Acclaim Limited                            England                 81%              Active
  -SSA Acclaim Resource Management, Ltd.       England                100%              Inactive
  -Acclaim Computer Systems, Ltd.              England                100%              Inactive
SSA Softwright Limited                         England                100%              Active
  -Kiosk Company Limited                       England                100%              Inactive
  -Mediabright Limited                         England                 10%              Active
SSA Iberica S.A.                               Spain                  100%              Active
SSA Catalunya S.A.                             Spain                   19%              Active
SSA France S.A.                                France                 100%              Active
System Software Associates GmbH                Germany                100%              Active
SSA Italia SpA                                 Italy                   99%              Active
SSA Benelux B.V.                               Netherlands            100%              Active
  -Solid-csf BV                                Netherlands            100%              Inactive
  -SSA Belguim (branch office)                 Belgium                100%              Active
System Software Associates AG, Basel           Switzerland            100%              Active
Wallop Investments (Proprietary) Ltd           South Africa           100%              Inactive

Asia/Pacific
System Software Associates Asia
Pacific Pte. Ltd.                              Singapore              100%              Active
  -SSA (Beijing) Co. Ltd.                      China                  100%              Active
  -SSA Taiwan (branch office)                                         100%
SSA Pte. Ltd.                                  Singapore              100%              Inactive
System Software Services Pty Ltd.              Australia              100%              Active
   - SSA Pacific (NZ) Ltd.                     New Zealand            100%              Active
SSA Korea Ltd.                                 Korea                  100%              Active
SSA Software (Malaysia) Sdn Bhd                Malaysia               100%              Active
SSA Hong Kong Ltd.                             Hong Kong              100%              Active

Latin America
System Software Associates Do Brasil Ltda      Brazil                 100%              Active
SSA de Mexico, S.A. de C.V.                    Mexico                 100%              Active

2. Except as otherwise provided above, all properties and assets of SSA Sucursal Argentina.

                                 Schedule 1.04
                              Assumed Liabilities

1. Accrued compensation (but excluding vacation) and benefits with respect to the Transferred Employees.

2.   Deferred revenue to the extent contract obligation is assumed.

3. All expenses and obligations of Seller incurred in the ordinary course of business after the Petition Date and prior to the Closing Date but unpaid as of the Closing Date, so long as payment of amounts so incurred plus the amount required to retire the DIP Financing (without regard to the fees and expenses of the lenders referred to in Section 1.06(b)(i)(c)) does not exceed $11,740,000, it being understood that notwithstanding anything to the contrary contained herein or in any document approved by the Bankruptcy
     Court: (i) the Assumed Liabilities shall not include any unpaid fees, expenses or other amounts owed by the Seller to Gores, or any affiliate thereof; (ii) the Assumed Liabilities shall not include any fees or expenses owed to professionals retained by Seller's estate pursuant to Sections 330 or 506 of the Bankruptcy Code or otherwise, regardless of whether the payment of such fees and expenses would have been provided for by the existing $400,000 `carveout' contained in the existing DIP loan facility provided to the Seller by Foothill Capital Corporation and Ableco Finance LLC (the "DIP Lenders"), and the DIP Lenders shall have no further obligation for the payment of any such professional fees and expenses;
     (iii) the Purchaser shall be responsible for the payment of up to the first $100,000 in fees and expenses awarded by the Bankruptcy Court, after notice and a hearing, to Manchester Companies, Inc., but shall have no obligation for any fees or expenses awarded by the Bankruptcy Court which exceed this $100,000 amount; and (iv) the Assumed Liabilities shall not include any amounts owing to employees on account of unpaid prepetition compensation, vacation pay, unpaid benefits, or unpaid reimbursed expenses, even if said claims would be considered priority claims under the relevant provisions of the Bankruptcy Code, subject to the statutory dollar limitations contained therein.

4.   All WARN obligations pursuant to Section 5.06(c)(ii)